SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 28, 2019 (October 22, 2019)

CORTLAND BANCORP

(Exact name of registrant as specified in its charter)

Ohio	001-38827	34-1451118
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

194 West Main Street, Cortland, Ohio 44410

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (330) 637-8040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, No Par Value	CLDB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting on October 22, 2019, the Boards of Directors of Cortland Bancorp (the “Company”) and The Cortland Savings and Banking Company appointed Hicham Chahine to the respective Boards of Directors effective November 1, 2019. In accordance with the provisions of the Company’s Code of Regulations, the Board of Directors increased the authorized number of Directors of the Company from 11 to the authorized number of 12 and elected Hicham Chahine to serve as an independent Director of the Company in the newly created directorship resulting from the increase in the authorized number of directors, to serve until the annual election of directors at the Company’s annual shareholder meeting in 2021, subject to his earlier death, disqualification, resignation or removal.

Mr. Chahine is a retired principal with Crowe LLP, a national accounting, consulting and technology firm previously known as Crowe Horwath until May 9, 2018. Mr. Chahine has extensive experience and background in information systems and network security in the financial services industry. As technology in the financial services industry continues to evolve with a heightened focus on data security and cyber-security risks, the Company’s Corporate Governance Committee had identified information systems as a desirable skill set for a director candidate.

There are no arrangements or understandings pursuant to which Mr. Chahine was elected as a director of the Company. Mr. Chahine will serve on the Company’s Audit Committee. No determination has been made as of this date to any additional committees of the Company’s Board of Directors on which Mr. Chahine will serve. As a non-management director, Mr. Chahine will receive compensation that is consistent with the compensation received by the other non-management members of the Board. These compensatory arrangements are described under the heading “Director Compensation in 2018” in the Company’s Proxy Statement relating to its Annual Meeting of Shareholders for 2019.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 –	Press Release dated October 28, 2019

A press release announcing the appointment of Mr. Chahine is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTLAND BANCORP

By:	/s/ James M. Gasior
James M. Gasior, President

Date: October 28 , 2019